                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                FIRST AMENDMENT


          FIRST AMENDMENT, dated as of September 26, 2000 (this "Amendment"), to
                                                                 ---------
the Credit Agreement, dated as of June 29, 2000 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among ACT MANUFACTURING, INC., a Massachusetts corporation (the
---------
"Parent Borrower"), the several banks and other financial institutions or
 ---------------
entities from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST
                                                 -------
BOSTON, as syndication agent (in such capacity, the "Syndication Agent"),
                                                     -----------------
SOCIETE GENERALE, as documentation agent (in such capacity, the "Documentation
                                                                 -------------
Agent") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity,
-----
the "Administrative Agent").
     --------------------


                             W I T N E S S E T H:
                             --------------------


          WHEREAS, the Parent Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

          NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, capitalized terms
          -------------
used herein which are defined in the Credit Agreement are used herein as therein defined.

     2.   Amendments to Section 1 of the Credit Agreement. Section 1.1 of the
          -----------------------------------------------
Credit Agreement is hereby amended by deleting the definition of "Thai Closing Date" in its entirety and substituting, in lieu thereof, the following:

          "'Thai Closing Date': the date on which the conditions precedent set
            -----------------
     forth in Section 5.3 shall have been satisfied, which date shall be no later than December 29, 2000."

     3.   Amendments to Section 5 of the Credit Agreement. The initial clause of
          -----------------------------------------------
Section 5.3 of the Credit Agreement is hereby amended by deleting such initial clause in its entirety and substituting, in lieu thereof, the following:

          "5.3 Conditions to Thai Term Loans.  The agreement of each Lender to
               -----------------------------
     make the Thai Term Loans is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Thai Closing Date (but in any event no later than December 29, 2000), of the following conditions precedent:"

     4.   Amendments to Section 6 of the Credit Agreement. Section 6.9 of the
          -----------------------------------------------
Credit Agreement is hereby amended by deleting such Section in its entirety and substituting, in lieu thereof, the following:

          "6.9 Interest Rate Protection.  In the case of the Parent Borrower, no
               ------------------------
     later than December 29, 2000, enter into, and thereafter maintain, Hedge Agreements to the extent necessary to provide that at least the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent."

     5.   Effectiveness.  This Amendment shall become effective on the date (the
          -------------
"Amendment Effective Date") on which the following conditions precedent shall
 ------------------------
have been satisfied or waived:

          A. This Amendment shall have been executed by the Parent Borrower, the Administrative Agent and the Required Lenders in accordance with the terms of the Credit Agreement.

          B. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date after giving effect to this Amendment.

     6.   Representations and Warranties. The Parent Borrower hereby represents
          ------------------------------
and warrants to the Administrative Agent and to each Lender party to the Credit Agreement that each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct as if made on and as of the date hereof.

     7.   Continuing Effect of Credit Agreement. Except as expressly amended
          -------------------------------------
hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     8.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10.  Expenses.  The Parent Borrower agrees to pay or reimburse the
          --------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                              ACT MANUFACTURING, INC.



                              By: /s/ John A. Pino
                                  --------------------------------------
                                  Name: John A. Pino
                                  Title: President


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent and as a Lender



                              By: /s/ James M. Dailey
                                  --------------------------------------
                                  Name: James M. Dailey
                                  Title: Vice President

                              CITICORP, USA, INC.



                              By: /s/ Suzanne Crymes
                                  --------------------------------------
                                  Name: Suzanne Crymes
                                  Title: Vice President

                              CREDIT SUISSE FIRST BOSTON



                              By: /s/ Robert Hetu
                                  --------------------------------------
                                  Name: Robert Hetu
                                  Title: Vice President


                              By: /s/ Mark Heron
                                  --------------------------------------
                                  Name: Mark Heron
                                  Title: Assistant Vice President

                              DEBIS FINANCIAL SERVICES, INC.



                              By: /s/ James M. Vandervalk
                                  ------------------------------------------
                                  Name: James M. Vandervalk
                                  Title: President, Asset Based Lending Div.

                              FIRSTAR BANK, N.A.



                              By: /s/ Derek S. Roudebush
                                  --------------------------------------
                                  Name: Derek S. Roudebush
                                  Title: Vice President

                              FLEET CAPITAL CORPORATION



                              By: /s/ Mark Schafer
                                  --------------------------------------
                                  Name: Mark Schafer
                                  Title: Vice President

                              GMAC COMMERCIAL CREDIT LLC



                              By: /s/ Daniel J. Murray
                                  --------------------------------------
                                  Name: Daniel J. Murray
                                  Title: JVP

                              HARRIS TRUST AND SAVINGS BANK



                              By: /s/ Kirby M. Law
                                  --------------------------------------
                                  Name: Kirby M. Law
                                  Title: Vice President

                              IBJ WHITEHALL BUSINESS CREDIT
                              CORPORATION



                              By: /s/ Bruce Kasper
                                  --------------------------------------
                                  Name: Bruce Kasper
                                  Title: Vice President

                              NATIONAL BANK OF CANADA



                              By: /s/ Keith Broyles
                                  --------------------------------------
                                  Name: Keith Broyles
                                  Title: Vice President & Mgr.



                              By: /s/ Leonard J. Pollecchia
                                  --------------------------------------
                                  Name: Leonard J. Pollecchia
                                  Title: Vice President

                              THE PROVIDENT BANK



                              By: /s/ Jose V. Garde
                                  --------------------------------------
                                  Name: Jose V. Garde
                                  Title: Vice President

                              SOCIETE GENERALE



                              By: /s/ Cynthia A. Jay
                                  --------------------------------------
                                  Name: Cynthia A. Jay
                                  Title: Managing Director

                              SOVEREIGN BANK



                              By: /s/ Joseph Becker
                                  --------------------------------------
                                  Name: Joseph Becker
                                  Title: S.V.P

                              SUMMIT BANK



                              By: /s/ Charles E. Kirschner
                                  --------------------------------------
                                  Name: Charles E. Kirschner
                                  Title: Vice President

          The undersigned Loan Parties do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Parent Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which each is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment) and (iii) all references to Loans in the Security Documents refer to the Loans under the Credit Agreement, as amended by the foregoing Amendment.


                              ACT MANUFACTURING SECURITIES CORPORATION



                              By: /s/ John A. Pino
                                  --------------------------------------
                                  Name: John A. Pino
                                  Title: President



                              ACT MANUFACTURING US HOLDINGS, LLC



                              By: /s/ John A. Pino
                                  --------------------------------------
                                  Name: John A. Pino
                                  Title: President, CEO & Chairman



                              CMC INDUSTRIES, INC.



                              By: /s/ John A. Pino
                                  --------------------------------------
                                  Name: John A. Pino
                                  Title: President